UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2018

Casa Systems, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38324	75-3108867
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Old River Road Andover, Massachusetts		01810
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (978) 688-6706

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 5, 2018, Gary Hall notified Casa Systems, Inc., a Delaware corporation (the “Company”), that he would be leaving his position as Chief Financial Officer of the Company. His last day of employment will be August 10, 2018. On July 10, 2018, the Board of Directors (the “Board”) of the Company appointed Shaun McCarthy to serve as interim Chief Financial Officer and as principal financial officer and principal accounting officer on an interim basis, effective on August 11, 2018.

Mr. McCarthy, age 48, has served as the Company’s Vice President of Finance and Corporate Controller since June 2014. From September 2008 to May 2014, he served as Vice President of Finance, Corporate Controller and Chief Accounting Officer of Dynamics Research Corporation, a formerly-publicly traded technology and management consulting company, which was acquired by Engility Holdings, Inc. From August 1999 to September 2008, he served in various financing and accounting roles at Axcelis Technologies, Inc., a publicly traded semiconductor capital equipment company, including as Vice President of Finance and Corporate Controller from June 2007 to September 2008. Mr. McCarthy received a B.S. degree in Finance and an M.B.A. degree with a concentration in Accounting from Bentley University.

In connection with his appointment, the Board has authorized the Company to enter into the Company’s standard form of Indemnification Agreement with Mr. McCarthy, a copy of which was filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 (File No. 333-221658) filed with the SEC on November 17, 2017. Pursuant to the terms of this agreement, the Company may be required, among other things, to indemnify Mr. McCarthy for some expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by him in any action or proceeding arising out of his service as an officer of the Company.

Mr. McCarthy has no family relationship with any of the executive officers or directors of the Company. There are no arrangements or understandings between Mr. McCarthy and any other person pursuant to which he is being appointed as the principal financial officer and principal accounting officer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASA SYSTEMS, INC.

Date: July 11, 2018	By:	/s/ Jerry Guo
Jerry Guo
President, Chief Executive Officer and Chairman